UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2002

ARGUSS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19589	02-0413153

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Church Street
Rockville, Maryland	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 315-0027

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Garry A. Prime, a member of the board of directors of Arguss Communications, Inc. (the “Company”) since 1993, resigned from the board of directors of the Company effective as of January 4, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2002

ARGUSS COMMUNICATIONS, INC.
Registrant

By:	/s/ Rainer H. Bosselmann

Name:	Rainer H. Bosselmann
Title:	Chairman of the Board and
Chief Executive Officer

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